ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, J. Scott Davison, President of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9-2-08                                     /s/ J. Scott Davison
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                                                J. Scott Davison
                                                President

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ONEAMERICA FUNDS, INC.
N-CSR FILING
906 CERTIFICATION

I, Constance E. Lund, Treasurer of OneAmerica Funds, Inc. (the "Registrant"), certify to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8-25-08                                    /s/ Constance E. Lund
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                                                Constance E. Lund
                                                Treasurer